Exhibit 31.2

CERTIFICATION PURSUANT TO RULE 13a-14(a) and RULE 15d-14(a)

OF THE SECURITIES EXCHANGE ACT AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, James F. Woodward, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Media General, Inc.; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2016

/s/ James F. Woodward
James F. Woodward
Senior Vice President and Chief Financial Officer